Exhibit 10.25

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

Production Pricing Agreement: Phases 1-3
(“Phase 1-3 Agreement”)

     Date:  December 31, 2016

Pricing Validity Period:  January 1, 2017 through December 31, 2026

Annual Forecasted Production Volume:

• [***] MW (Phase 1 Modules);

• [***] MW (Phase 2 PV Cells), with Modules;

• [***] MW (Phase 3 PV Cells), with Modules;

• 1 GW (Total PV Cells) plus Modules.

Payment Terms:  Net 60 Days

1.     This Phase 1-3 Agreement is entered as of the first date set forth above (the “Phase 1-3 Effective Date”) by and between Tesla Motors, Inc. and SolarCity Corporation (collectively with their Affiliates, "Tesla"), on the one hand, and Panasonic Corporation, Sanyo Electric Co., Ltd., and Panasonic Corporation of North America, by and through their respective Solar System Business Units (collectively, “Seller”), on the other hand. The Parties agree to this Phase 1-3 Agreement in consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged.  Any capitalized term not separately defined in this Phase 1-3 Agreement shall have the meaning ascribed to it in the GTC (as defined below).

2.     Sourcing and Manufacturing.

a.     Seller shall develop, manufacture, deliver, and sell best-in-class, high-efficiency photovoltaic cells (“PV Cells”), and photovoltaic panels or modules (collectively, “Modules”) pursuant to mutually-agreed Specifications (collectively, “Goods”) to Tesla and Tesla’s Authorized Purchasers in accordance with this Phase 1-3 Agreement.

b.     Production Phases.  Seller shall produce Goods as follows in distinct production phases (each, a “Phase”).  The Parties shall determine, based on a good faith discussion, (i) whether Seller will build [***] PV Cells, [***] PV Cells, or a combination thereof for each Phase, as applicable, and (ii) the required Module design(s) for each Phase.  The Parties will also discuss in good faith whether to [***].

Production Pricing Agreement:  Phases 1-3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

i.     Phase 1:  On or around [***] but subject to Section 2.g below, Seller shall begin to produce Goods that conform to mutually-agreed Specifications, using (1) Equipment1 for PV Cell production at one or more Seller factories in [***], and (2)  [***], certain Equipment already owned or controlled by Tesla or its Affiliate, and any necessary additional Equipment procured by Seller for Module production at Tesla’s solar factory in Buffalo, New York, USA (the “Buffalo Factory”) (this is “Phase 1”).

ii.     Phase 2:  On or around [***] but subject to Section 2.g below, Seller shall begin to produce and deliver Goods (including PV Cells and Modules using existing technology) at the Buffalo Factory that conform to mutually-agreed Specifications, using a combination of Seller Equipment [***], certain Equipment already owned or controlled by Tesla or its Affiliate , new Equipment procured by Seller, and if agreed by both Parties, additional Equipment procured by or for Tesla or its Affiliate (this is “Phase 2”).  Tesla reserves the right to produce and use its own photovoltaic modules, in which case Seller will work together with Tesla to ensure that the Goods (e.g. PV Cells) can be used in conjunction with such Tesla modules.

iii.     Phase 3:  On or around [***] but subject to Section 2.g below, Seller shall begin to produce Goods with new, state-of-the-art technology that conform to mutually-agreed Specifications, using Equipment provided and/or procured by Seller (this is “Phase 3”).  Seller shall begin producing Goods on the first production line for Phase 3 by [***], and produce at maximum rate on [***].

c.     Aggregate Production Target.

i.     Seller shall achieve and remain capable of maintaining an annualized production rate of PV Cells with aggregate energy of [***] on or around [***] (including PV Cells from Phase 2 and Phase 3, with production at the Buffalo Factory and, if mutually-agreed by the Parties, [***] production lines at a Seller factory in [***]).  Seller shall be responsible for procuring, installing, and maintaining all Equipment required for such production.

ii.     Seller shall achieve and remain capable of maintaining an annualized production rate of PV Cells with aggregate energy of [***] (including PV Cells from Phase 2 and Phase 3, with production only at the Buffalo Factory), unless the Parties agree [***].  Seller shall be responsible for procuring, installing, and maintaining all Equipment required for such production.

d.     Labor.

i.     Seller shall provide all manufacturing labor for all such Goods and all Services performed by or for Seller in connection with this Phase 1-3 Agreement.  Seller understands that SolarCity has entered into a contract with the Research Foundation for the State University of New York (including its Affiliates) (the “SUNY Foundation”) whereby SolarCity has agreed to certain contractual targets with respect to job creation at the Buffalo Factory and whereby SolarCity receives certain financial benefits from the SUNY Foundation and/or the State of New York (this is the “SUNY Contract”).  It is understood that Seller has no direct obligations or rights under the SUNY Contract.  If SolarCity is required to reimburse, refund, or otherwise return any financial benefits

[1]	“Equipment,” as used in this Phase 1-3 Agreement, means collectively capital equipment, jigs, fixtures, and facility and utility modifications (including all logistics and installation costs.

Production Pricing Agreement:  Phases 1-3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

received under the SUNY Contract, Tesla will have the sole obligation to pay such amounts directly to SUNY but Tesla does not waive any of its rights or remedies with respect to a breach by Seller under this Phase 1-3 Agreement or the GTC.

ii.     Seller agrees as follows:

1.     Provided that Tesla and/or its Authorized Purchasers order Goods with aggregate energy of [***] MW or more on an annualized basis, Seller shall use best efforts to employ a minimum of [***] Seller employees at the Buffalo Factory engaged in activities reasonably related to the production of Goods by [***], and thereafter shall use best efforts to retain such jobs throughout the remainder of term of this Phase 1-3 Agreement.  In any event, if orders are below the foregoing threshold, Seller shall use Commercially Reasonable Efforts to continue to meet such employment targets.

2.     Throughout the term of this Phase 1-3 Agreement, Seller shall use Commercially Reasonable Efforts to staff employees at the Buffalo Factory who are residents of Buffalo, New York.

3.     Throughout the term of this Phase 1-3 Agreement, promptly following the end of each calendar quarter (but in any event no later than 30 days following the end of each calendar quarter), Seller shall provide Tesla with reports, certified by an officer of Seller, setting forth the following information as of the end of such calendar quarter: (i) the number of Seller employees employed at the Buffalo Factory, (ii) the following employee information for all Seller employees employed at the Buffalo Factory: titles, number of employees in each title, and number of full-time and part-time employees per title, and (iii) aggregate demographic information regarding the Seller employees employed at the Buffalo Factory, including, as such information is available in the records of Seller, Equal Employment Opportunity information.

e.     Materials.

i.     Except as expressly set forth in this Phase 1-3 Agreement or in the Buffalo Lease or as otherwise agreed in writing by the Parties from time to time, Seller shall be responsible for procuring all production materials which are incorporated in finished Goods or otherwise required for production thereof including consumables (“Materials”) in connection with this Phase 1-3 Agreement, including without limitation silicon wafers, module components, and bulk gases; provided, however, that the Parties shall work together in good faith to procure such Materials at the lowest possible cost, which may include sourcing of some Materials by Tesla.

ii.     Seller shall use Commercially Reasonable Efforts to procure Materials from one or more suppliers based in the State of New York.

iii.     [***].

iv.     [***]

v.     [***].  Seller will be responsible for maintenance of Equipment required for connection to and use of such utility services at the Buffalo Factory.

f.     Equipment.

i.     Equipment provided to Seller by or for Tesla hereunder, if any, shall be deemed to be “Tesla Property” as that term is used in the GTC, and Tesla’s obligation to provide such Equipment shall be deemed to be a Tesla Responsibility.  If and to the extent that any

Production Pricing Agreement:  Phases 1-3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

such Tesla-owned or Tesla-controlled Equipment requires repairs or replacement (as opposed to ordinary maintenance), the Parties shall discuss in good faith which Party is financially and operationally responsible for such repair or replacement with the intent that (1) Seller will be responsible if the repair or replacement results from improper use or maintenance, and (2) Tesla will be responsible if the repair or replacement results from a non-conformity or defect in the Equipment.  The Parties shall negotiate in good faith the amounts payable by Seller for use of such Equipment, if any.

ii.     The Parties shall discuss in good faith Seller’s planned Equipment purchases for the Buffalo Factory and Seller will not, without Tesla’s written consent, [***].  Except as expressly stated otherwise in this Phase 1-3 Agreement or as expressly agreed otherwise in writing by Tesla, Seller shall be responsible for procuring, installing, and maintaining all Equipment required for Phase 1 and all Equipment required for Phase 2.

iii.     [***].

iv.     [***]

v.     Seller will be responsible for procuring and installing the facility and utility fixtures and systems required for Phase 3.

g.     Tesla Responsibilities.  Tesla will perform each of the following as a Tesla Responsibility, as that term is defined in Section 1.6 (Tesla Responsibilities) of the GTC, and the following shall be the only Tesla Responsibilities with respect to obligations hereunder unless expressly agreed otherwise in writing by Tesla:

i.     provide and maintain a designated space for Seller at the Buffalo Factory in accordance with Section 9.a hereof;

ii.     [***];

iii.     [***];

iv.     in connection with Phase 1 and Phase 2, Tesla shall provide reasonable training to Seller with respect to use and maintenance of the Tesla-procured and Tesla-provided Equipment (which shall be deemed to be Tesla Property) and use and maintenance manuals and the written specifications for such Equipment, and Tesla hereby grants to Seller a limited, non-exclusive, non-assignable, non-sub licensable, royalty-free license to use any Intellectual Property Rights owned by Tesla to the extent necessary to use such Tesla Property for the performance of Seller’s obligations in Phase 1 or Phase 2;

v.     lead discussions with the utility providers with respect to rates and contract terms for the following utility services at the Buffalo Factory: [***];

vi.     obtain building permits as required by Law for the Buffalo Factory;

vii.     install and/or modify the facility and utility fixtures and systems required for piping for water, exhaust ducts, 200V transformers, compressed air, chemical drains, water treatment, waste treatment, walls, floors, and ceilings in the Buffalo Factory as follows:  if and when required for Phase 1 and Phase 2, provided that Seller shall pay for all such fixtures and systems to the extent related to Phase 2 and Seller may invoice Tesla for Seller’s actual, reasonable, and incremental costs and expenses therefor, and [***];

viii.     install and/or modify the utility fixtures and systems in the Buffalo Factory only as required for Phase 2;

Production Pricing Agreement:  Phases 1-3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ix.     Tesla will support the negotiations for procurement and installation of the Phase 3 facility and utility fixtures and systems.

3.     Goods.

a.     The Parties shall work together in good faith to finalize the Specifications for the Goods on or around the following dates, and the Specifications shall, upon written approval by Tesla, be incorporated into this Phase 1-3 Agreement as an integral part hereof:  for Phase 1, [***]; for Phase 2, [***]; and for Phase 3, [***].  The Specifications shall include a methodology to measure conversion efficiency of the Goods.  The Parties shall also discuss in good faith and include in the Specifications (i) appropriate test requirements to ensure that the Modules are capable of conforming to the [***]-year Performance Warranty as defined in the GTC, and (ii) a reliability transfer standard whereby Tesla will be responsible for establishing a non-conformity in one or more PV Cells if and to the extent that Tesla has used or installed such PV Cells with Tesla photovoltaic modules.

b.     Notwithstanding anything to the contrary herein, Seller represents and warrants that the Goods shall be Qualified PV Cells and Qualified Panels (as applicable) throughout the Warranty Period.  Module efficiency shall be measured in accordance with the methodology set forth in the Specifications.  “Qualified PV Cells” means PV Cells that achieve efficiency of at least [***]% (for the [***] after the start of production for Phase 2) or [***]% (beginning [***] after the start of production for Phase 2) [***], and “Qualified Panels” means solar Modules that achieve Module efficiency of at least [***]% for Seller-standard [***] Modules and a mutually-agreed percentage for [***] Modules (which Tesla estimates to be approximately [***]%) unless otherwise agreed by the Parties.

c.     Seller shall deliver Goods DDP or, only if specified in the applicable Purchase Order or Release, DAP (Incoterms 2010) Tesla’s designated space at the Buffalo Factory.   [***]

d.     All shipments of Goods shall be packaged as mutually-agreed by the Parties.  The Parties shall discuss in good faith the required packaging for Goods.  Seller shall mark the containers in accordance with the reasonable instructions of Tesla.

e.     The Lead Time for deliveries of Goods shall be [***] from the date of issuance of the Purchase Order or Release.

4.     Pricing.

a.     The Parties agree to pricing with respect to the Goods as contemplated in this Section; provided, however, that (i) the Parties shall conduct regular value analysis studies on an on-going basis in an effort to identify potential savings and adjust the series production price accordingly [***], and (ii) the pricing may adjust as contemplated in this Phase 1-3 Agreement or as agreed in writing by both Parties from time to time.

b.     Pricing during Start-Up Period.

i.     During the Start-Up Period for each Phase of production under this Phase 1-3 Agreement, Seller will charge [***] for each Good as determined by the Parties based on a good faith discussion [***].

ii.     Seller shall be financially and operationally responsible for the start-up and ramp of production of Goods for each Phase of this Phase 1-3 Agreement, including the payment of any and all costs and expenses for Seller to successfully complete such start-up and production ramp, including all costs, expenses, and losses related to lower efficiency

Production Pricing Agreement:  Phases 1-3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Goods and lower productivity during the Start-Up Period (such costs are, collectively, the “Start-Up Costs”).  Tesla shall have no obligation to pay for any Start-Up Costs except as expressly provided otherwise in this Section.  The Start-Up Costs do not and shall not include any amounts [***] through the sale of Goods as Seller [***], as contemplated in Section 4.c.vii below.

iii.     At the conclusion of the Start-Up Period for each Phase, [***].  If and to the extent that [***], Tesla will [***] as follows:  the Parties shall discuss in good faith and determine and implement an appropriate temporary increase of the unit cost for Goods in such Phase such that Seller will recover the [***] through the sale of Goods over a period of [***] months.  The unit cost of Goods [***] through the sale of Goods.  [***].

iv.     “Start-Up Period” has the following meaning:

1.     for Phase 1, [***];

2.     for Phase 2,[***]; and

3.     for Phase 3,[***].

v.     The “Start of Production” for each Phase will be deemed to occur on the day which first Seller delivers Goods manufactured at the Buffalo Factory which are saleable units.

c.     Pricing after Start-Up Period.  For each Phase, the pricing described in this Section shall apply after the corresponding Start-Up Period.

i.     The Parties shall negotiate in good faith and set prices for the Modules produced in Phase 1 and all Goods produced in Phases 2 and 3 based on the transfer pricing described in Exhibit 1 (Transfer Pricing), which is incorporated by reference as an integral part hereof, [***].

ii.     The Parties shall promptly negotiate in good faith an adjustment to Exhibit 1 as follows:[***].

iii.     The pricing for Goods in Phase 1 will be determined as follows:

1.     the total purchase price for PV Cells manufactured in [***] will be an amount equal to [***], and

2.     the Transfer Price for Modules will be an amount equal to [***].

3.     The Transfer Prices for the all-in Module Transfer Price (including PV Cells) in Phase 2 and Phase 3 (both PV Cells and Modules) will be an amount equal to [***]:

a.     [***], and

b.     [***].

iv.     The purchase price of Goods hereunder shall cover and be deemed to include [***], if any (this is referred to herein as the “Seller [***]”).  For Modules in Phase 1 and all Goods in Phases 2 and 3, the Seller [***] applicable to sales hereunder shall be set in accordance with Section 4.c.ii above and Exhibit 1.

v.     For the avoidance of doubt, Tesla shall have no obligation to pay for, and the prices for Goods shall not be set hereunder with reference to, any of the following in connection with the purchase of Goods: [***].

vi.     Seller shall provide Tesla with access to [***].

Production Pricing Agreement:  Phases 1-3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

vii.     If and to the extent that the Production Plan requires production at the Buffalo Factory of a lower volume of Goods than Pana’s then-current production capacity and Pana is unable to sell Goods resulting from such excess capacity using Commercially Reasonable Efforts, the Parties shall negotiate in good faith and implement[***].

d.     Seller shall extend a sufficient credit limit to cover deliveries over the agreed payment term based on the Annual Forecasted Production Volume.

e.     Parties will discuss in good faith if and to the extent that[***].

5.     Forecasts and Order Process.

a.     Seller acknowledges that the Annual Forecasted Production Volume is provided for planning purposes only and is not a volume guarantee and Tesla shall have no liability for failure to order the forecasted volumes or any quantity of Products. The binding quantities to be supplied by Seller and the applicable delivery dates will be specified in the mutually-agreed Production Plan. Seller agrees that Tesla is not required to issue any POs or Releases for Products, and Seller shall not reject any PO or Release issued hereunder which is consistent with this Phase 1-3 Agreement.

b.     Any Tesla entity may issue a PO hereunder, and any Tesla entity or third party which is authorized in writing by Tesla to purchase Products on Tesla’s behalf (“Authorized Purchasers”) may issue Releases for Products pursuant to a PO.  Seller shall guarantee delivery of the Products that fall within the forecasted volumes at the prices set forth in this Phase 1-3 Agreement.  Seller shall direct all invoices under a PO to the Tesla entity identified in the PO or, if applicable, to the Authorized Purchaser that issued the applicable Release.

c.     Each month during the term of this Phase 1-3 Agreement, Tesla will provide a rolling monthly forecast of its anticipated requirements for Goods for the subsequent [***] as contemplated in Section 1.1(a) (Forecasts) of the GTC.  At a monthly meeting led by Tesla (“Production Meeting”), the Parties shall then review in good faith Tesla’s forecast, the supply chain and other requirements to manufacture per Tesla’s forecast, any potential or actual constraints on Seller’s ability to manufacture Goods in accordance with Tesla’s forecast, and other business- and production-related issues.  The Parties will then establish a production plan and/or update the existing production plan for manufacture and delivery of Goods based on the applicable Lead Time(s), [***].  Seller shall not withhold, condition or delay its consent to Tesla’s proposed production plan if Seller is capable of meeting Tesla’s forecast, based on such factors as supply chain constraints, labor constraints, and the performance capability of the Property.  The agreed plan is the “Production Plan.”  The Parties may agree in writing to adjust the Production Plan at any time.

d.     The Annual Forecasted Production Volume hereunder for each Phase in 2017 is described above.  If and to the extent that Tesla and/or its Authorized Purchasers wish to order Goods in any Phase in excess of the foregoing volumes hereunder in a calendar year, [***].

e.     No later than the first day of each month during the term of this Phase 1-3 Agreement but subject to Section above, Tesla will (or will cause one or more of its Authorized Purchasers to) issue one or more Purchase Orders and/or Releases for Goods, with the intent that [***].  Such Purchase Orders and Releases shall be firm and non-cancellable with respect to Goods scheduled for delivery within a rolling period of [***] days.  This Section 4.e is intended to supersede Section 1.4 (Purchase Order/Release Liability) of the GTC.

Production Pricing Agreement:  Phases 1-3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

f.     Tesla commits to order and/or cause its Authorized Purchasers to order all Goods manufactured by Seller pursuant to the Production Plan.

g.     If and to the extent that Seller’s production capacity exceeds the agreed Production Plan, Seller may (subject to the NDA and without use or reference to any Intellectual Property Rights of Tesla or any of Tesla’s Affiliates) [***].

h.     For the avoidance of doubt, Tesla remains free to purchase PV Cells, Panels, Modules, and similar products from one or more third parties and to manufacture such goods itself, subject to the NDA.

6.     Intellectual Property Rights.  Notwithstanding anything to the contrary in Section 10 (Intellectual Property Rights) of the GTC, the Parties agree as follows in connection with this Phase 1-3 Agreement:

a.     Research & Development.  The Parties shall collaborate and discuss in good faith development of new and derivative technologies in connection with this Phase 1-3 Agreement (e.g. for [***], etc.).  In connection with the foregoing commitment, Seller shall[***].

b.     Background IP.  Per Section 10.1 of the GTC, each Party reserves sole and exclusive ownership of its Background IP.  “Background IP” means all Intellectual Property Rights that a Party owns or controls on the Effective Date, or that is created or acquired by a Party independently of the Parties’ relationship after the Effective Date.

c.     Foreground IP.

i.     If a Party, or any person employed by or working under the direction of a Party, as a result of such Party’s performance under this Phase 1-3 Agreement conceives or otherwise creates (in whole or in part) any subject matter eligible for Intellectual Property Rights protection (collectively referred to herein as “Inventions”), then the Intellectual Property Rights arising from such Inventions (“Foreground IP”) shall be owned as set forth in Exhibit 2 (Invention Ownership).  The foregoing applies regardless of whether:  (a) the Inventions are patentable or copyrightable; or (b) any Intellectual Property Rights applications are filed, or registrations are obtained, for the Inventions.  For the avoidance of doubt, the Inventions include, without limitation:  (1) any invention or any experimental, development or research activities, including engineering related thereto, whether or not patentable; (2) any reduction to practice of any subject matter, application or discovery which could be patented or copyrighted; or (3) any improvement in the design of the Goods or any alternative or improved method of accomplishing the objectives of this Phase 1-3 Agreement.

ii.     The Parties will regularly and periodically, but in no event less than twice per year, confer to discuss and disclose any Invention(s) in any of the [***] Substantive Areas in Exhibit 2 (Invention Ownership) (i.e. Module (standard), [***] Module (specific to [***]), and Module (non-standard)) and result from either Party’s performance or work under this Phase 1-3 Agreement, and will notify the other Party, and provide an opportunity for discussion, prior to filing for issuance of any Intellectual Property Right relating thereto.

iii.     If this Phase 1-3 Agreement specifies that Foreground IP arising from an Invention by one Party shall be owned by the other Party, the inventing Party hereby assigns such Foreground IP to the other Party, and will cooperate (and cause its employees to

Production Pricing Agreement:  Phases 1-3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

cooperate) in executing any documents and taking any other actions necessary or convenient to patent, copyright, and assign Foreground IP which shall be owned by the other Party or otherwise perfect or protect such Foreground IP for the benefit of such other Party.  If a Party does not wish to file a patent with respect to an Invention which it owns per Exhibit 2, that Party may in its sole discretion propose to convey such Invention to the other Party for purposes of filing a patent application.  If such other Party accepts the Invention, it shall file a patent application with respect to the Invention and license such Invention to the inventing Party under terms that permit use by and for the business activities of such inventing Party and its Affiliates.

iv.     [***]

v.     [***]

d.     License Rights.

i.     Tesla hereby grants to Seller a limited, non-exclusive, non-assignable, non-sublicensable, royalty-free license to the Background IP and Foreground IP owned by Tesla or an Affiliate of Tesla solely to the extent necessary for Seller to produce, make, offer for sale, test, evaluate, and sell Goods under this Phase 1-3 Agreement to Tesla, Tesla’s Affiliates, or Tesla’s Authorized Purchasers.

ii.     Unless expressly agreed otherwise in writing by Tesla, Seller agrees that it will not engage in, nor will it authorize or allow others to engage in, reverse engineering, disassembly or decompilation of any information or technology in which Tesla has any Intellectual Property Rights.

iii.     Except as expressly provided in this Phase 1-3 Agreement, no other rights or licenses are granted to Seller, including by way of implication, waiver, or estoppel.

e.     [***].

i.     [***]

ii.     [***]

iii.     [***]

iv.     [***]

v.     [***]

vi.     [***]

f.     [***].

i.     [***]

ii.     [***]

iii.     [***]

g.     [***]

i.     [***]

ii.     [***]

iii.     [***]

Production Pricing Agreement:  Phases 1-3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

iv.     [***]

v.     [***]

vi.     [***]

vii.     [***]

viii.     [***]

ix.     [***]

1.     [***]

2.     [***]

3.     [***]

4.     [***]

5.     [***]

x.     [***]

xi.     [***]

xii.     [***]

xiii.     [***]

1.     [***]

2.     [***]

3.     [***]

4.     [***]

xiv.     [***]

xv.     [***]

xvi.     [***]

1.     [***]

2.     [***]

3.     [***]

h.     [***]

i.     [***]

ii.     [***]

iii.     [***]

iv.     [***]

7.     Renewal; Termination.

a.     This Phase 1-3 Agreement shall commence as of the Phase 1-3 Effective Date and continue throughout the Pricing Validity Period set forth above, unless terminated earlier under this Section or by mutual written agreement of the Parties.  This Phase 1-3 Agreement shall then

Production Pricing Agreement:  Phases 1-3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

renew for successive periods as set forth in Section 7.b below, unless terminated pursuant to the terms of this Section 7.

b.     At least [***] months prior to expiration of the initial Pricing Validity Period, the Parties shall begin to discuss the possible renewal of this Phase 1-3 Agreement. At least [***] days prior to expiration of the initial Pricing Validity Period, the Parties shall discuss in good faith volumes and pricing of Products for the subsequent Pricing Validity Period (i.e., the subsequent calendar year unless specified otherwise in writing by Tesla). If the Parties do not enter into a new Phase 1-3 Agreement with respect to the Products at least [***] prior to expiration of the then-current Pricing Validity Period and Seller has not provided at least [***] months’ prior written notice to Tesla that Seller does not wish to renew the Phase 1-3 Agreement, then this Phase 1-3 Agreement shall renew for successive periods of [***] on the then-current terms (including price) with an Annual Forecasted Production Volume equal to [***].  For the avoidance of doubt, the renewal or extension of this Phase 1-3 Agreement shall not automatically renew or extend any previously-issued POs or Releases; rather, upon renewal or extension of the Phase 1-3 Agreement, Tesla will issue a new PO in connection with such renewal or extension.

c.     Each Party may terminate this Phase 1-3 Agreement pursuant to this Section 7 or the terms set forth in Section 12 (Duration and Termination) of the GTC.  This Phase 1-3 Agreement may only be terminated as provided in this Section 7.  Termination by a Party will be without prejudice to any other rights and remedies available to a Party.

d.     If and to the extent that Seller [***], Seller may notify Tesla in writing if Seller wishes to modify or terminate the Phase 1-3 Agreement for convenience (i.e. without default).  Seller shall not be entitled to modify or terminate for convenience without Tesla’s express, prior written consent.  In connection with any such notice by Seller, the Parties shall discuss in good faith and Tesla shall select one or both of the following possibilities:  [***].

e.     Tesla may terminate this Phase 1-3 Agreement for convenience (i.e. without default) by giving written notice to Seller specifying the effective date of termination in the following circumstances:[***].  Tesla will give at least [***] months’ prior written notice of termination in connection with Subsections (i) and (iii) of the preceding sentence.  In connection with any termination pursuant to this Section 7.e or any termination of this Phase 1-3 Agreement by Seller for Tesla’s Default, Tesla will, in full and complete satisfaction of any and all obligations of Tesla hereunder:  [***].

8.     Step-In Rights.

a.     Tesla shall have the right to exercise the step-in rights described in this Section (the “Step-In Rights”) by giving written notice to Seller in the following circumstances:  (i) if Tesla terminates this Phase 1-3 Agreement due to Seller’s Default; (ii) if a Force Majeure Event has occurred and is likely to result in the Seller being wholly or substantially unable to perform its obligations under this Phase 1-3 Agreement; (iii) in connection with termination of this Phase 1-3 Agreement pursuant to Section 7.d above; or (iv) as expressly permitted under this Phase 1-3 Agreement.  The Parties shall promptly discuss in good faith Tesla’s step-in rights and the best approaches to avoid any disruption to ongoing production, maintain employment employees at the Buffalo Factory, and compensate Seller fairly for its investments in the Buffalo Factory.  The provisions of this Section are a bargained consideration essential to Tesla’s agreement to this Phase 1-3 Agreement.

Production Pricing Agreement:  Phases 1-3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

b.     The Step-In Rights shall include the following, as determined by Tesla, and Tesla may exercise the following rights promptly after giving notice to Seller pursuant to Section 8.a above:

i.     [***].

ii.     [***].

iii.     [***].

iv.     [***]

1.     [***].

2.     [***].

3.     [***].

c.     Seller shall cooperate in the exercise by or on behalf of Tesla of Tesla’s rights under this Section.

9.     Tesla Facilities.

a.     The Parties shall negotiate in good faith the terms and conditions whereby Seller may lease sufficient space at the Buffalo Factory to enable Seller to develop, produce, and deliver Goods under this Phase 1-3 Agreement.  This shall include the requirements for Seller to pay rent and utilities at the Buffalo Factory in mutually-agreed amounts.  Subject to any required third-party approval(s), including, without limitation, the approval of the SUNY Foundation, the Parties shall then sign a lease at the Buffalo Factory for such purpose (the “Buffalo Lease”). Seller acknowledges that, pursuant to the terms of Tesla’s contract with the SUNY Foundation, Tesla has agreed to use Commercially Reasonable Efforts to further certain educational goals with SUNY which may require Tesla to permit access to portions of the Buffalo Factory (including portions of the Buffalo Factory leased or otherwise made available to Seller) with individuals not affiliated with Tesla or Seller.  In such event, Tesla and Seller shall work together to permit such access while preserving the confidentiality of any proprietary information (including, without limitation, requiring that visitors agree to mutually agreeable confidentiality agreements, limiting access to certain highly-confidential areas, and preventing the access to trade secrets within the Buffalo Factory).

b.     The Parties shall negotiate in good faith the terms and conditions whereby Seller may lease sufficient space at the [***], to enable Seller to develop Goods under this Phase 1-3 Agreement.  This shall include the requirements for Seller to pay rent and utilities at the [***] in mutually-agreed amounts.  Seller acknowledges that such lease may be subject to required third-party approval(s).

10.     Miscellaneous.  Seller and Tesla agree that the supply of Products shall be pursuant to the draft General Terms and Conditions for Solar between Seller and Tesla as of the date last signed below (the “Draft GTC”) or, if applicable, the signed General Terms and Conditions for Solar between Seller and Tesla.  If the Parties sign an alternative version of such General Terms and Conditions for Solar following a good faith negotiation, the signed General Terms and Conditions for Solar shall supersede and replace the Draft GTC with the intent that this Phase 1-3 Agreement will be deemed to subject to the Parties’ respective rights, obligations and duties under the signed General Terms and Conditions for Solar to the exclusion of any inconsistent terms in the Draft GTC. (The applicable general terms and conditions are referred to herein as the "GTC"). The Parties agree that the geographic scope of warranties on the Products shall include the countries identified in the GTC and, notwithstanding

Production Pricing Agreement:  Phases 1-3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

anything to the contrary in the GTC, the countries in which Tesla Products are sold (as reflected on Tesla’s website, https://www.teslamotors.com/) at the time of Seller’s delivery of Products hereunder.  This Phase 1-3 Agreement, together with the GTC and the documents referenced or incorporated herein or in the GTC, constitutes the entire agreement between the Parties with respect to its subject matter, supersedes all prior oral or written representations or agreements by the Parties with respect to its subject matter, and no subsequent terms, conditions, understandings, or agreements purporting to modify the terms of this Phase 1-3 Agreement (except for POs issued by Tesla hereunder) will be binding unless in writing and signed by both Parties.  This Phase 1-3 Agreement may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument.

Agreed by the Parties on the date set forth above.

Panasonic Corporation of North America	Tesla Motors, Inc.
By: /s/ Michael Riccio Printed: Michael Riccio Title: CFO & Treasurer Date: 12/26/16	By: /s/ JB Straubel Printed: JB Straubel Title: Chief Technology Officer Date: Dec. 22, 2016

Panasonic Corporation	Sanyo Electric Co., Ltd.
By: /s/ Tamio Yoshioka Printed: Tamio Yoshioka Title: Senior Managing Director Date: Dec. 26, 2016	By: /s/ Yoshiaki Nakagawa Printed: Yoshiaki Nakagawa Title: President Date: Dec. 27, 2016

SolarCity Corporation
By: /s/ Lyndon Rive Printed: Lyndon Rive Title: CEO Date:

Production Pricing Agreement:  Phases 1-3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 1 – Transfer Pricing

Transfer Price Index (in cents per Watt or ₵/W)

	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
Transfer Price Cap	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]

Production Pricing Agreement:  Phases 1-3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Examples:

Example A: [***]

Example B: [***]

Production Pricing Agreement:  Phases 1-3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 2 – Invention Ownership

Ownership of New Inventions Under Phase 1-3 Agreement
Substantive Area	Party’s Sole Invention	Collaborative Invention
Derivative Solely of Inventor’s Background IP	Derivative of other Party’s Background IP (in whole or in part)	Not Derivative
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

1.     As used in this chart and for purposes of this Exhibit 2:

a.     [***]

b.     [***].

c.     [***]

d.     [***]

e.     [***]

2.     [***]

3.     [***]

Production Pricing Agreement:  Phases 1-3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 3 – [***]

The “[***],” for purposes of this Phase 1-3 Agreement, shall include the companies listed below and their respective Affiliates:

1.     [***]

2.     [***]

3.     [***]

4.     [***]

5.     [***]

6.     [***]

7.     [***]

8.     [***]

9.     [***]

10.     [***]

11.     [***]

12.     [***]

13.     [***]

14.     [***]

15.     [***]

16.     [***]

17.     [***]

18.     [***]

19.     [***]

Production Pricing Agreement:  Phases 1-3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.